EXHIBIT 10.15
                                                                   -------------

                                  THIRD AMENDED
                              REVISED AND RESTATED
                             SECURED PROMISSORY NOTE


One Million Two Hundred Fifty Thousand Dollars           Los Angeles, California
($1,250,000.00)                                          June 23, 1999


         FOR VALUE RECEIVED, the undersigned, SIGNATURE EYEWEAR, INC. ("PAYOR") promises to pay to CALIFORNIA DESIGN STUDIO, INC., ("PAYEE"), or order, the principal sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) (the "PRINCIPAL AMOUNT"), together with interest from the date hereof on the unpaid Principal Amount at the rate of seven percent (7%) per annum.

         As used herein, the term "NOTE" shall mean this Promissory Note. As used herein, the term "LOAN" shall mean the obligation of Payor to pay Payee the Principal Amount which is evidenced by this Note. As used herein, the term "PAYEE" shall include any and all subsequent holders of this Note.

         This Note is secured by a Security Agreement dated June 23, 1999 from Payor in favor of Payee encumbering certain assets of Payor more particularly described therein (collectively, the "SECURITY AGREEMENT"). This Note, the Security Agreement and any and all other documents evidencing or securing the Loan or executed in connection therewith, and any and all modifications, renewals and extensions thereof, are hereinafter referred to collectively as the "LOAN DOCUMENTS".

         The Principal Amount and interest accrued thereon shall be due and payable by Payor to Payee as follows:

         Commencing on June 23, 1999 and continuing until April 23, 2002 (the "INITIAL PAYMENT PERIOD"), Payor shall pay to Payee in consecutive monthly installments the amount of Seventeen Thousand Forty Two Dollars and Fifteen Cents ($17,042.15) payable on the 23rd day of each and every month throughout the Initial Payment Period (the "INITIAL PAYMENTS").

         Commencing on March 23, 2002 and continuing until October 23, 2003 (the "SECOND PAYMENT PERIOD"), Payor shall pay to Payee in consecutive monthly installments the amount of Eight Thousand Five Hundred Dollars ($8,500) payable on the 23rd day of each and every month throughout the Second Payment Period (the "SECOND PAYMENTS").

         Commencing on October 23, 2003 and continuing until May 23, 2007 (the "MATURITY DATE"), Payor shall pay to Payee the amount of Seventeen Thousand Forty Two Dollars and Fifteen Cents ($17,042.15) payable on the 23rd day of each and every month until the Maturity Date (the "REMAINING PAYMENTS").

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         On the Maturity Date or such earlier date on which Payor shall be required repay the Loan in full, whether by acceleration or otherwise, Payor shall pay to Payee the entire unpaid Principal Amount, all accrued but unpaid Interest, as well as any and all costs, fees, late charges or other sums agreed or provided to be paid by Payor to Payee under this Note.

         In the event that Payor is delinquent in making any Initial Payments, Second Payments or Remaining Payments by more than twelve (12) business days, Payor shall pay Payee a late charge in the amount of one percent (1%) on the delinquent amount (the "LATE FEE").

         The Principal Amount, or any portion thereof or any other sums due and payable by Payor to Payee hereunder that are not paid by Payor to Payee as of the Maturity Date (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which that amount is due until the amount is paid in full, payable on demand, at a rate equal to the lesser of either eight percent (8%) or the maximum rate of interest which may be collected by Payee from Payor under applicable law (the "DEFAULT RATE"). Payor hereby acknowledges that, during the time that any amount is in default, Payee will incur losses that are impracticable, costly and inconvenient to ascertain. Those losses include, without limitation, the ability to invest amounts then due at the current rate of return and the unavailability of liquid funds. Payor hereby agrees that the Default Rate represents a reasonable sum considering all of the circumstances existing on the date of the execution of this Note and represents a reasonable estimate of the losses Payee will incur by reason of late payment. Payor hereby further agrees that proof of actual losses would be costly, inconvenient, impracticable and extremely difficult to fix.

         All payments due under this Note shall be payable in lawful money of the United States of America to Payee at 4737 Galendo Street, Woodland Hills, California 91364, or such other address as the Payee may advise Payor in writing from time to time.

         All payments made by Payor to Payee under this Note shall be applied first to the payment of any costs, fees, late charges or other charges incurred by Payor pursuant to the terms of this Note or any of the other Loan Documents, then to accrued but unpaid interest and then to reduction of the Principal Amount, or in any other order as Payee may require, in its sole and absolute discretion. If any accrued interest or Late Fee shall remain unpaid at the end of any calendar quarter, such interest shall be added to principal and shall thereafter bear interest at a like rate. This Note may be prepaid in whole or in part at any time without premium or penalty.

         Any wire transfer of funds, check, or other item of payment received by Payee shall be immediately applied conditionally pursuant to the terms of this Note, but shall not be considered a payment on account unless such wire transfer is of immediately available federal funds and is made to the appropriate deposit account of Payee or unless such check or other item of payment is honored when presented for payment.

         EACH OF THE FOLLOWING SHALL CONSTITUTE AN "EVENT OF DEFAULT" UNDER THIS
NOTE: (A) PAYOR'S FAILURE TO PERFORM WITHIN TWELVE (12) BUSINESS DAYS OF THE DUE DATE ANY OF ITS OBLIGATIONS UNDER THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS;

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(B) PAYOR VIOLATES OR BREACHES ANY PROVISION OF THIS NOTE OR THE LOAN DOCUMENTS
AND FAILS TO CURE SUCH VIOLATION OR BREACH WITHIN TWELVE (12) BUSINESS DAYS OF WRITTEN NOTICE; (C) PAYOR TERMINATES ITS BUSINESS; (D) THE MAKING OF AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS BY PAYOR, OR ANY OTHER PARTY LIABLE FOR THE PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THIS NOTE, THE VOLUNTARY APPOINTMENT (AT THE REQUEST OF PAYOR OR ANY SUCH PARTY OR WITH THE CONSENT OF PAYOR OR ANY SUCH PARTY) OF A RECEIVER, CUSTODIAN, LIQUIDATOR OR TRUSTEE IN BANKRUPTCY OF PAYOR'S OR ANY SUCH PARTY'S PROPERTY, OR THE FILING BY PAYOR OR ANY SUCH PARTY OF A PETITION IN BANKRUPTCY OR OTHER SIMILAR PROCEEDING UNDER LAW FOR RELIEF OF DEBTORS; (E) THE FILING AGAINST PAYOR, OR ANY OTHER PARTY LIABLE FOR THE PAYMENT OF THIS NOTE, A PETITION IN BANKRUPTCY OR OTHER SIMILAR PROCEEDING UNDER LAW FOR THE RELIEF OF DEBTORS, OR THE INVOLUNTARY APPOINTMENT OF A RECEIVER, CUSTODIAN, LIQUIDATOR OR TRUSTEE IN BANKRUPTCY OF THE PROPERTY OF PAYOR, OR ANY OTHER PARTY LIABLE FOR THE PAYMENT OF THIS NOTE; (F) PAYOR IS ENJOINED, RESTRAINED, OR IN ANY WAY PREVENTED BY COURT ORDER FROM CONTINUING TO CONDUCT SUBSTANTIALLY ALL OF ITS BUSINESS, AND (G) SUFFERS ANY JUDGEMENT OR OTHER CLAIM AS A LIEN OR ENCUMBRANCE UPON ANY MATERIAL PORTION OF ITS ASSETS.

         UPON AND AT ANY TIME FOLLOWING THE OCCURRENCE OF ANY EVENT OF DEFAULT, THEN AT THE OPTION OF PAYEE AND WITHOUT NOTICE, THE OUTSTANDING PRINCIPAL AMOUNT, ACCRUED BY UNPAID INTEREST AND ALL OTHER AMOUNTS OUTSTANDING UNDER THIS NOTE AND ANY OF THE OTHER LOAN DOCUMENTS SHALL AT ONCE BECOME DUE AND PAYABLE, AND PAYEE MAY EXERCISE ANY AND ALL OF ITS RIGHTS AND REMEDIES UNDER THIS NOTE AND ANY OF THE LOAN DOCUMENTS OR PURSUANT TO APPLICABLE LAW. PAYEE MAY SO ACCELERATE SUCH OBLIGATIONS AND EXERCISE SUCH REMEDIES AT ANY TIME AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT, REGARDLESS OF ANY PRIOR FORBEARANCE. THE FAILURE BY PAYEE TO EXERCISE THIS OPTION SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT TO EXERCISE IT ON SUBSEQUENT OCCASIONS.

         Notwithstanding the foregoing, Payor may offset amounts due and payable on this Note against amounts due and payable to Payor by Payee or Carlos Alberto Khantzis ("KHANTZIS") under Section 3(c) of Section 12(h) of that certain Asset Purchase Agreement dated as of June 11, 1999 between the parties (the "AGREEMENT"), which offset by Payor shall not constitute an Event of Default hereunder or under the Security Agreement.

         It is the intent of both Payor and Payee to comply strictly with applicable usury laws. Accordingly, in no event, whether by reason of demand for payment, prepayment, acceleration or otherwise, shall the interest contracted for, charged or received by Payee pursuant to this Note or otherwise exceed the

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maximum amount permissible under applicable law. If, under any circumstance whatsoever, the interest otherwise payable to Payee would be in excess of such maximum amount, such interest shall be reduced automatically to such maximum amount. If Payee shall ever receive anything of value deemed to be interest under applicable law which would apart from this provision be in excess of such maximum amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal balance of this Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Payor. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum amount permissible under applicable law. The provisions of this paragraph shall control all existing and future agreements between Payee and Payor.

         From time to time, (a) without affecting the obligations of Payor (or the successors or assigns thereof) to pay the Principal Amount and to observe the covenants and agreements of Payor contained in this Note and the other Loan Document, (b) without affecting the guaranty of any person or entity for payment of the outstanding principal balance of this Note, (c) without giving notice to or obtaining the consent of Payor (or the successors or assigns thereof) or any guarantors of the payment of the outstanding principal balance of this Note, and
(d) without liability on the part of Payee, Payee may, at its option, extend the time for payment of the Principal Amount or any part thereof, reduce the payments thereon, release anyone liable on any of the Principal Amount, accept a renewal of this Note, modify the terms of payment of the Principal Amount, join in any extension or subordination agreement, release any security given herefor or take or release other or additional security for this Note.

         PAYOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THE UNDERSIGNED MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION BASED ON OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS NOTE, ANY OF THE OTHER LOAN DOCUMENTS, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THE LOAN, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF PAYOR OR PAYEE.

         Payee shall have the right, in its sole and absolute discretion, to assign or otherwise transfer any or all of its right, title and interest in or to this Note and any of the other Loan Documents, and the assignee or other transferee, as the case may be, will then become vested with all the powers and rights given to Payee. Upon such transfer, Payee shall be forever relieved of any liability or responsibility with respect to the particular matter or thing so assigned or otherwise transferred.

         Payor shall pay to Payee all sums owing under this Note without deduction, offset or counterclaim of any kind. The relationship of Payor and Payee under this Note is solely that of a Payor and a Payee, and the loan evidenced by this Note shall in no manner make Payee the partner or joint venturer of Payor.

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         If any attorney is engaged by Payee, with or without the filing of any legal action or proceeding, to enforce or construe any provision of this Note or any of the other Loan Documents, or as a consequence of any event of default either under this Note or any of the other Loan Documents, or in connection with any bankruptcy, reorganization, arrangement or other similar proceedings involving Payor that in any way affects the exercise by Payee of its rights and remedies under this Note, then Payor shall immediately pay to Payee on demand all reasonable attorneys' fees and other related costs, expenses and disbursements incurred or made by Payee.

         No delay or omission on the part of Payee in exercising any rights under this Note or any of the other Loan Documents upon Payor's default shall operate as a waiver of such right or of any other right under this Note or any of the other Loan Documents, for the same or any other preceding or subsequent default. Any waiver of any term of this Note or any of the other Loan Documents must be made in writing and shall be limited to the express written terms of the waiver. Payor, as well as any principals, sureties, guarantors, endorsers or any other person now or hereafter liable with respect to this Note, hereby consent to all extensions without notice for any period or periods of time and to the acceptance of partial payments before or after maturity, and to the acceptance, release and substitution of security, all without prejudice to Payee. Payee shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of the indebtedness, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any such party.

         All notice required or permitted in connection with this Note must be in writing and given at the place set forth above.

         Payor waives presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses, or losses and interest; notice of interest on interest and late charges; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests to properties securing payment of this Note.

         Time is of the essence with respect to every provision of this Note.

         This Note will be construed and enforced in accordance with the law of the State of California and applicable federal law.

         This Note and all provisions hereof shall be binding upon Payor and all persons claiming under or through Payor, and shall inure to the benefit of Payee, together with its successors and assigns, including each owner and Payee from time to time of this Note.


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         Payor and Payee intend and believe that every provision of this Note comports with all applicable local, state and federal statutes, ordinances, rules, regulations, judicial decisions and administrative decisions (collectively, "APPLICABLE LAW"). However, if any provision in this Note is found by a court of law to be in violation of Applicable Law, or public policy, and if such court should declare such provision to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of Payor and Payee that such provision shall be given force to the fullest extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable provision was not contained herein, and that the rights and obligations of Payor and Payee shall continue in full force and effect.

         IF THIS NOTE IS EXECUTED BY MORE THAN ONE PERSON OR ENTITY AS PAYOR, THE OBLIGATIONS OF EACH PERSON OR ENTITY SHALL BE JOINT AND SEVERAL.

         The terms or provisions of this Note may be not waived, altered, modified or amended without the prior written consent of Payee.

         IN WITNESS WHEREOF, the undersigned have executed THIS PROMISSORY NOTE as of the date first written above.


                                                 "SIGNATURE EYEWEAR, INC."

                                                 Signature Eyewear, Inc.,
                                                 a California corporation

                                                 By:

                                                 Name: Michael Prince
                                                 Its: Chief Financial Officer


APPROVED AND ACCEPTED:

California Design Studios

By:

Name:  Carlos Khantzis
Its:  President







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